Offerings - Offering: 1	Mar. 18, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	1,000
Proposed Maximum Offering Price per Unit	7.67
Maximum Aggregate Offering Price	$ 7,670.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1.06
Offering Note	Estimated solely for the purpose of calculating the registration fee. Net asset value per common share on March 6, 2026.